UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 27, 2013

COLONIAL PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Alabama	1-12358	59-7007599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

COLONIAL REALTY LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Delaware	0-20707	63-1098468

2101 Sixth Avenue North, Suite 750, Birmingham, Alabama 35203

(Address of principal executive offices) (Zip Code)

(205) 250-8700

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

Colonial Properties Trust

Colonial Properties Trust (the “Company”) held a special meeting of shareholders on September 27, 2013 (the “special meeting”). According to the report of the inspector of election, at the special meeting the Company’s shareholders approved the two proposals described below. Shareholder action on a third proposal, to approve one or more adjournments of the special meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of proposal 1, was not required and no vote was taken on that proposal.

The final voting results with respect to each proposal voted upon at the special meeting are set forth below.

Proposal 1

The Company’s shareholders approved and adopted the Agreement and Plan of Merger, dated as of June 3, 2013 (the “Merger Agreement”), by and among Mid-America Apartment Communities, Inc. (“MAA”), the Company, Mid-America Apartments, L.P., Martha Merger Sub, LP (“OP Merger Sub”) and Colonial Realty Limited Partnership (“Colonial LP”), pursuant to which, among other things, the Company will be merged with and into MAA (the “Parent Merger”), with MAA surviving the Parent Merger, the Parent Merger pursuant to the Plan of Merger, dated as of June 3, 2013 (the “Plan of Merger”), between MAA and the Company, and the other transactions contemplated by the Merger Agreement, as set forth below:

For	Against	Abstentions	Broker Non-Votes
68,642,029	355,205	2,122,993	—

Proposal 2

The Company’s shareholders approved, on an advisory (non-binding) basis, the compensation payable to certain executive officers of the Company in connection with the Parent Merger.

For	Against	Abstentions	Broker Non-Votes
67,791,646	1,002,666	2,325,913	2

Colonial Realty Limited Partnership

On August 23, 2013, Colonial LP commenced a solicitation of written consents from its unitholders to approve the Merger Agreement and the merger of Colonial LP with OP Merger Sub (the “Partnership Merger”) with Colonial LP continuing as the surviving entity and an indirect wholly owned subsidiary of MAA LP. Consents were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. Set forth below are the results of the consent solicitation for the approval of the Merger Agreement and the Partnership Merger.

For	Against	Abstentions
95,117,061	10,364	—

Item 8.01	Other Events

On September 27, 2013, the Company issued a press release announcing that its shareholders had approved and adopted the Merger Agreement at the special meeting. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

99.1	Press Release issued by Colonial Properties Trust, dated September 27, 2013

This Current Report on Form 8-K is being filed or furnished, as applicable, on behalf of Colonial Properties Trust and Colonial Realty Limited Partnership to the extent applicable to either or both registrants. Certain of the events disclosed in the items covered by this Current Report on Form 8-K may apply to Colonial Properties Trust only, Colonial Realty Limited Partnership only or both Trust and Colonial Realty Limited Partnership, as applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST

September 27, 2013	By:	/s/ John P. Rigrish
John P. Rigrish
Chief Administrative Officer and Secretary

COLONIAL REALTY LIMITED PARTNERSHIP
	By:	Colonial Properties Trust, its general partner

September 27, 2013	By:	/s/ John P. Rigrish
John P. Rigrish
Chief Administrative Officer and Secretary

[Exhibit Index

Exhibit	Description

99.1	Press Release issued by Colonial Properties Trust, dated September 27, 2013